Exhibit 99.1

Dow and DuPont Stockholders Approve Merger

Companies Achieve Key Milestone in Merger and Subsequent Intended Separation into Three

Highly Focused, Independent Companies

Wilmington, DE and Midland, MI, July 20, 2016 — DuPont (NYSE:DD) and The Dow Chemical Company (NYSE:DOW) announced that, at their respective special meetings of stockholders held today, stockholders of both companies have voted to approve all stockholder proposals necessary to complete the merger of equals transaction – a key milestone in the process to merge the two companies and subsequently pursue the intended spins of three highly focused, independent companies. The companies expect the merger transaction to close in the second half of 2016, subject to customary closing conditions, including receipt of regulatory approvals.

“The overwhelming support of Dow and DuPont stockholders to approve this historic merger transaction is a clear testament to the compelling value proposition and enhanced shareholder value that DowDuPont represents,” said Andrew N. Liveris, Dow’s chairman and chief executive officer. “Today is a pivotal step toward bringing together these two iconic enterprises, and to the subsequent intended separation into three leading, independent technology and innovation-based science companies that will generate significant benefits for all stakeholders.”

Ed Breen, chair and chief executive officer of DuPont, added: “We are pleased to receive such strong support from our stockholders, which represents an essential milestone in the combination of our two companies and our intention to subsequently separate into three independent companies. We are now focused on important next steps toward completing the merger transaction, including working with regulators in the appropriate jurisdictions. We are confident that this merger will create long-term, sustainable value for stockholders and superior solutions and choices for customers.”

DuPont and Dow intend that, following the consummation of the merger, the combined company will pursue the separation of the combined company’s Agriculture business, Material Science business and Specialty Products business into three independent, publicly traded companies, subject to approval by the DowDuPont board and receipt of any required regulatory approvals.

The intended subsequent separation into three independent, publicly traded companies is expected to be consummated as soon as practicable following the merger closing, but consummation of the separations is not expected to exceed 18-24 months after the merger closing.

The final voting results on all agenda items for each company’s special meeting will be filed with the SEC in separate Form 8-Ks and will also be available at http://www.dow.com/en-us/investor-relations/financial-reporting and http://investors.dupont.com, respectively, after certification by each company’s inspector of elections.

Additional information is available at www.dowdupontunlockingvalue.com.

ABOUT DOW

Dow (NYSE: DOW) combines the power of science and technology to passionately innovate what is essential to human progress. The Company is driving innovations that extract value from the intersection of chemical, physical and biological sciences to help address many of the world’s most challenging problems such as the need for clean water, clean energy generation and conservation, and increasing agricultural productivity. Dow’s integrated, market-driven, industry-leading portfolio of specialty chemical, advanced materials, agrosciences and plastics businesses delivers a broad range of technology-based products and solutions to customers in approximately 180 countries and in high-growth sectors such as packaging, electronics, water, coatings and agriculture. In 2015, Dow had annual sales of nearly $49 billion and employed approximately 49,500 people worldwide. The Company’s more than 6,000 product families are manufactured at 179 sites in 35 countries across the globe. On June 1, 2016, Dow became the 100 percent owner of Dow Corning Corporation’s silicones business, a global company with sales of greater than $4.5 billion in 2015, 25 manufacturing sites in 9 countries and approximately 10,000 employees worldwide. References to “Dow” or the “Company” mean The Dow Chemical Company and its consolidated subsidiaries unless otherwise expressly noted. More information about Dow can be found at www.dow.com.

ABOUT DUPONT

DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders, we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit www.dupont.com.

Contact Information

Dow Contacts	DuPont Contacts

Investors Neal Sheorey nrsheorey@dow.com +1 989-636-6347	Investors Greg Friedman greg.friedman@dupont.com +1 302-774-4994

Media Rachelle Schikorra ryschikorra@dow.com +1 989-638-4090	Media Dan Turner daniel.a.turner@dupont.com +1 302-996-8372

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the merger, (ii) the ability of Dow and DuPont to integrate the business successfully and to achieve anticipated synergies, risks and costs and pursuit and/or implementation of the potential separations, including anticipated timing, any changes to the configuration of businesses included in the potential separation if implemented, (iii) the intended separation of the agriculture, material science and specialty products businesses of the combined company post-mergers in one or more tax efficient transactions on anticipated terms and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances, disruptions in the financial markets or other potential barriers, (iv) potential litigation relating to the proposed transaction that could be instituted against Dow, DuPont or their respective directors, (v) the risk that disruptions from the proposed transaction will harm Dow’s or DuPont’s business, including current plans and operations, (vi) the ability of Dow or DuPont to retain and hire key personnel, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (viii) uncertainty as to the long-term value of DowDuPont common stock, (ix) continued availability of capital and financing and rating agency actions, (x) legislative, regulatory and economic developments, (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Dow’s and/or DuPont’s financial performance, (xii) certain restrictions during the pendency of the merger that may impact Dow’s or DuPont’s ability to pursue certain business opportunities or strategic transactions and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Dow nor DuPont assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.